Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements The Company’s Investor Day presentations and slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, and include statements about, the Company’s estimates, expectations, beliefs, intentions, and strategies for the future, and are not guarantees of future performance. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include without limitation statements related to (i) the Company’s financial goals, strategies, expectations, opportunities, and outlook, and its projected results of operations; (ii) factors and assumptions underlying the Company’s financial outlook and projections; (iii) the Company’s fleet plans and strategies, including its fleet modernization initiatives, and the Company’s related financial and operational expectations; (iv) the Company’s growth plans, strategies, and opportunities, including its network and capacity plans, opportunities, and expectations; (v) the Company’s plans and expectations with respect to its new reservation system and other technology initiatives, and the Company’s related multi-faceted financial and operational expectations and opportunities; and (vi) the Company’s construction initiatives and related financial and operational expectations. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) changes in demand for the Company’s services and other changes in consumer behavior; (ii) the impact of economic conditions, fuel prices, actions of competitors (including, without limitation, pricing, scheduling, and capacity decisions and consolidation and alliance activities), and other factors beyond the Company’s control, on the Company’s business decisions, plans, and strategies; (iii) the Company’s dependence on third parties, in particular with respect to its fleet and technology plans; (iv) the impact of governmental regulations and other governmental actions related to the Company’s operations; (v) the Company’s ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (vi) the Company’s ability to timely and effectively prioritize its initiatives and related expenditures; (vii) the Company’s ability to maintain positive relations with employee and employee representatives and any related pressure on the Company’s labor costs; and (viii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Chairman of the Board, President, and Chief Executive Officer Gary Kelly

Executive Vice President and Chief Financial Officer Tammy Romo

Committed to delivering superior financial performance Our outlook for 2016 supports strong returns and healthy cash flows

Committed to delivering superior financial performance

Significant profit expansion 1Excludes special items. Note: See reconciliation of reported amounts to non-GAAP financial measures. Our profits and margins have dramatically improved over the past five years, as planned, from a successful implementation of our strategic initiatives Net income (in millions) Net margin Y/Y % Change (40.0) 26.4 93.0 73.5 68.6 1 1

Delivering strong returns on investment Y/Y Pt. Change (3.5) 0.4 5.9 8.1 11.5 AirTran integration All New Rapid Rewards International Fleet modernization/Boeing 737-800 Network optimization Low fuel prices Drivers of ROIC Expansion 1ROIC is defined as annual pre-tax return on invested capital, excluding special items. Note: See reconciliation of reported amounts to non-GAAP financial measures. ROIC, pre-tax1 Goal to produce pre-tax ROIC1 in line with 2015

Compelling competitive returns Source: Third party investment firm. 1Southwest ROIC is defined as annual pre-tax return on invested capital, excluding special items, for the last twelve months. For all others, the standardized ROIC calculation methodology equal to (EBIT + Rent Expense) / Average Invested Capital. Invested Capital = Total Debt + Shareholder Equity + Preferred Equity + Noncontrolling Interest + Capitalized Rent. Rent capitalized at 7.0x for industrial companies and 8.0x for consumer discretionary companies; Excludes annual individual constituent company ROICs of greater than 100% or less than (100%). 2U.S. Airlines includes AA, UA, DL, AS, B6, HA, VX, NK and G4, and excludes Southwest. Southwest not only exceeded the U.S Airlines, Transports, and Consumer Discretionary returns, but more than doubled the S&P 500 2015 Return on Invested Capital1

Committed to delivering superior financial performance

Sustaining a strong financial position 1Includes off balance sheet aircraft leases. Note: Cash and short term investments, line of credit, and balance sheet leverage information is as of June 23, 2016. Shareholder returns are shown through May 31, 2016. All other information presented is for the three months ended March 31, 2016. Investment grade rating by all three agencies Cash flow from operations of approximately $1.6 billion Capital spending of nearly $440 million Debt repayments of $56 million $3.6 billion in unrestricted core cash and short-term investments and $1 billion line of credit fully undrawn and available Balance Sheet leverage of 32%1 Balanced capital deployment Strong balance sheet Returned approximately $1.3 billion to Shareholders thus far in 2016 Southwest is focused on preserving our strong balance sheet and cash flows while returning significant value to Shareholders

Strong balance sheet and cash flows Cash and short-term investments Revolver High liquidity (in billions) NPV of Aircraft rents Debt Strong capital structure (in billions) Note: As of March 31, 2016, unless otherwise noted. Healthy operating cash flows (in billions)

Source: For DAL Moody’s rating, Moody’s press release dated February 11, 2016. For all other ratings, Bloomberg as of June 17, 2016. Moody’s Senior Unsecured rating used (if unavailable, Long Term Corporate Family rating used); S&P’s Long-term Issuer rating used; Fitch’s Senior Unsecured rating used (if unavailable, Long-term Issuer rating used). Industry-leading balance sheet Non-investment grade Investment grade S&P/ Fitch B- B B+ BB- BB BB+ BBB- BBB BBB+ A- Moody’s B3 B2 B1 Ba3 Ba2 Ba1 Baa3 Baa2 Baa1 A3

Manageable debt maturities 1We estimate the convertible notes will be settled for $68 million and 6 million shares.  Note: As of March 31, 2016. (in millions) 1

Investing in our business 2016 Capex breakdown (in billions) Capital spending remains manageable Restructured order book deferred $1.9B Aircraft capex (in billions)

Previously reported future delivery schedule 328 Firm Orders Options ─ ─ 18 ─ ─ 18 19 23 23 36 36 36 1The Company has flexibility to substitute 737-7 in lieu of 737-8 firm orders beginning in 2019 and options beginning in 2021. 2Includes seven 737-800s and thirteen 737-700s delivered as of March 31, 2016. 1 2

Restructured future delivery schedule to provide significant flexibility Options ─ ─ 18 5 8 18 19 23 23 36 36 23 330 Firm Orders Added 2 preowned -700 aircraft to 2016 Move 6 -800 aircraft from 2018 to 2017 Defer 10 MAX-8 aircraft from 2019 to 2023 Defer 22 MAX-8 aircraft from 2020 to 2024 (7) and 2025 (15) Defer 20 MAX-8 aircraft from 2021 to 2024 (10) and 2025 (10) Defer 15 MAX-8 aircraft from 2022 to 2025 Add 5 MAX options to 2019 accelerated from 2027 options Add 8 MAX options to 2020 accelerated from 2027 options 1The Company has flexibility to substitute 737-7 in lieu of 737-8 aircraft beginning in 2019. 2Includes thirteen 737-800s and nineteen 737-700s delivered as of June 23, 2016. 1 2

Returning significant value back to Shareholders 1Free cash flow is calculated as operating cash flows less capital expenditures less assets constructed for others, net. 2Share repurchases and dividends paid are year to date through June 23, 2016; free cash flow is illustrative beyond actual free cash flow for the 3 months ended March 31, 2016 of $1,177 million. Note: See reconciliation of reported amounts to non-GAAP financial measures. 2012 2013 2014 2015 2011 YTD 20162 1 $5.0B Returns to Shareholders In May 2016, Southwest BOD authorized a $2 billion share buyback and a 33% increase in the quarterly dividend; $500 million ASR was launched

Industry-leading historical return of capital

Historical Return of Capital Mix

(in billions)


January 2008
$253MM Special Dividend
UNITED
$0.3 $0.5 $0.3 $0.1 <$0.1 $0.3 $0.3 $1.2
American Airlines
$0.7 $0.9 $0.9 $1.2 $4.1
DELTA
$0.6 $0.2 $0.4 $0.2 $0.7 $0.6 $0.5 $0.4 $1.4 $2.6
Southwest
<$0.1 <$0.1 <$0.1 <$0.1 <$0.1 <$0.1 <$0.1 <$0.1 $0.1 $0.1 $0.1 <$0.1 <$0.1 <$0.1 $0.3 $0.1 $0.8 $1.0 $0.1 <$0.1 <$0.1 $0.2 $0.4 $0.6 $1.1 $1.4
jetBlue
<$0.1 $0.1 $0.1 $0.2
Alaska Airlines
$0.1 $0.1 <$0.1 <$0.1 <$0.1 $0.1 $0.1 $0.2 $0.4 $0.6
HAWAIIAN AIRLINES
<$0.1 <$0.1 <$0.1 <$0.1
spirit
$0.1
allegiant
<$0.1 <$0.1 $0.1 <$0.1 $0.1 $0.2 $0.1
US AIRWAYS
<$0.1 $0.1 $0.1 $0.1
nwa
$0.5 $0.4
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15
Dividend Only
Share Repurchase Only
Dividend and Share Repurchase

Source: Third party investment firm.
Note: <$5MM share repurchase classified to be de minimis.

19

Committed to delivering superior financial performance

Industry-leading revenue performance Industry-leading first quarter operating unit revenue growth Challenging revenue environment Difficult comparisons in second half 2016 with lapse of year-over-year benefit relating to Chase co-branded credit card agreement and a resulting required accounting change Dynamic revenue management Based on current bookings and revenue trends, we expect a modest increase in 2Q 2016 RASM, year-over-year 1Q 2016 Unit revenues (RASM)

Apple Alphabet (Google) Amazon Berkshire Hathaway Walt Disney Starbucks Southwest Airlines Federal Express Nike General Electric FORTUNE’S 2016 World’s Most Admired Companies Southwest’s brand reputation stands on its own 1No Hidden fees determined by having bag and reservation change/cancellation fees per domestic passenger below the industry average, as determined by Bureau of Transportation Statistics for the year ending December 31, 2015. 2Low fares defined by having an average domestic fare below the industry average US domestic fare, as determined by data from the Department of Transportation O&D survey for the year ending December 31, 2015. 3First and second checked pieces of luggage, size and weight limits apply. 4There are never change fees, though fare differences might apply. TransfarencySM is a philosophy created by Southwest Airlines in which Customers are treated honestly and fairly, and low fares actually stay low—no unexpected bag fees3, change fees4, or hidden fees No Hidden Fees1 Low Fares2

Corporate Sales business continues to expand Managed Travel passenger growth (annual flown passengers) +91% Source: Salesforce/EDW May 2016 (Managed - GDS, SGS, SWABIZ). 1CT 100: 100 companies identified by Business Travel News as those with the highest spending corporate travel airline programs in the United States based on previous year annual spend. Corporate Sales five-year revenue growth Corporate Travel (CT) 1001 95% Fortune 1000 companies 130% Corporate Sales continues to outpace capacity growth with significant future opportunity in this segment

Rapid Rewards growth has been strong Total Rapid Rewards membership +111% Growth in partner and flight revenue recognized +$1.7 billion Rapid Rewards has grown +111% in Members and $1.7 billion in revenue since the program relaunch

The nation’s largest domestic airline LA Basin (LAX, LGB, ONT, SNA, BUR) Chicago (MDW, ORD) DC/BWI Area (BWI, DCA, IAD) Denver Source: Data presented herein as measured by the Department of Transportation O&D Survey for the twelve months ended December 31, 2015 based on domestic originating passengers boarded. O&D stands for Origin and Destination. 1Metro Areas: An area around a city that includes multiple major airports. 2In terms of domestic passenger traffic. 3Co-terminal: Airports that share a common city or region; for example Newark, LaGuardia and JFK are considered co-terminals to one another. 24% of total domestic market share Market leader in 24 of the top 50 U.S. metro areas1,2 68% market share in Southwest Airlines top 100 O&D city pairs Serve 94 of the top 100 domestic O&D city pairs (including co-terminal airports3), 71 on a nonstop basis Market share LUV OA #1 OA #2 Southwest has a strong market presence in many of the nation’s top metro areas Bay Area (OAK, SFO, SJC) Las Vegas Phoenix

Expand/optimize domestic network Canada Caribbean Near Latin America (Mexico, Central America, Colombia, Venezuela, Ecuador, and Peru) Northern rim of South America Where can we go? 2016 capacity (ASM) growth, year-over-year will be in the 5-6 percent range Long Beach Mexico1 Cuba 2017 and 2018 capacity growth will be less than 2016’s growth FLL Where are we going? We intend to approach future growth prudently with a focus on strong margins 1Extra-bilateral authority request; contingent upon route authority approval. 737 Range

Committed to delivering superior financial performance

Cost control efforts have contributed to recent performance Fleet modernization Accelerated depreciation Outlook includes the impact of current collective bargaining agreements Focus on controlling cost inflation Based on current trends and excluding fuel, special items, and profitsharing, 2Q and annual 2016 unit costs are expected to increase approximately 2% and approximately 1%, year-over-year, respectively Unit costs, excluding fuel and special items (in cents) Y/Y % Change 0.0 4.2 2.3 3.1 0.1 Note: See reconciliation of reported amounts to non-GAAP financial measures.

Committed to sustaining our low cost advantage Source: DOT form 41 and T100 data, through December 31, 2015. Stage-length adjusted for Southwest’s average stage-length, represents domestic mainline. 1Industry airlines: AA, AQ, AS, B6, CO, DH, DL, F9, FL, G4, HA, HP, NK, NW, TW, TZ, UA, US, WN, VX,YX and excludes Southwest. While the gap to the industry has contracted over the past 10 years, we are committed to preserving a meaningful competitive cost advantage (in cents) 1

Fleet modernization has been a significant contributor to our cost control efforts Aircraft by fleet type Year end aircraft on property Average seats per aircraft Month end average Unit costs Excluding special items The increase in the seat gauge of our aircraft drives down unit costs Aircraft Average seats per aircraft CASM Note: See reconciliation of reported amounts to non-GAAP financial measures.

Fuel efficiency Split scimitar winglets Galley refresh Fuel and flight planning New seats Single engine taxi Electronic flight bags Fuel saving initiatives ASMs per gallon 2Q 2016 economic fuel price per gallon is estimated to be in the $1.80 to $1.85 range1 Annual 2016 economic fuel price per gallon is estimated to be in the $1.95 to $2.00 range1 Y/Y % Change (0.2) 1.5 3.3 1.5 1.6 1Based on the Company’s existing fuel derivative contracts and market prices as of June 20, 2016.

Strong Profits and Return on Capital

- Goal to produce pre-tax ROIC[1] in line with 2015
- Strong margins

Capital Efficiency

- $500M ASR launched May 2016
- Returned $1.3B to Shareholders through June 23, 2016
- ~$2.0B in total Capex and $1.3B in firm aircraft Capex in 2016
- ~$2.2B in total Capex and $1.3B in firm aircraft Capex in 2017
- Capex bends down from its peak in 2017, through 2020

Topline Revenue Growth

- Modest increase in 2Q16 RASM, Y/Y
- 5-6% increase in FY16 ASMs, Y/Y
- Less than 2016's Y/Y ASM growth in 2017 and 2018

Cost Control

- ~2% increase in 2Q16 CASM ex-fuel, profitsharing & special, Y/Y
- ~1% increase in FY16 CASM ex-fuel, profitsharing & special Y/Y
- $1.80 to $1.85 per gallon range for 2Q16 economic fuel[2]
- $1.95 to $2.00 per gallon range for annual 2016 economic fuel[2]

[1]ROIC is defined as annual pre-tax return on invested capital, excluding special items.
[2]Based on the Company's existing fuel derivative contracts and market prices as of June 20, 2016.

32

Non-GAAP Reconciliation (in millions) Year Ended 2010 2011 2012 2013 2014 2015 Operating income, as reported $988 $693 $623 $1,278 $2,225 $4,116 Add (Deduct): Net impact from fuel contracts 172 0 32 84 28 -,323 Add: Asset impairment1 0 14 0 0 0 0 Add: Acquisition and integration costs2 7 132 183 86 126 39 Add: Union contract bonuses 0 0 0 0 9 334 Deduct: Litigation settlement 0 0 0 0 0 -37 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating Income, non-GAAP $1,167 $839 $838 $1,448 $2,388 $3,957 Net adjustment for aircraft leases4 84 129 117 143 133 114 Adjustment for fuel hedge accounting -,134 -,107 -36 -60 -62 -,124 Adjusted Operating Income, non-GAAP 1,117 861 919 1,531 2,459 3,947 Average Invested capital5 10,431 12,439 12,580 11,664 11,470 11,037 Equity adjustment for hedge accounting 434 184 145 50 104 1,027 Adjusted average Invested capital 10,865 12,623 12,725 11,714 11,574 12,064 ROIC, pre-tax 0.10280717901518638 6.8% 7.2% 0.13069830971487109 0.21245895973734233 0.32717175066312998 Year Ended 2010 2011 2012 2013 2014 2015 Net income, as reported 459 178 421 754 1,136 2,181 Add (Deduct): Mark-to-market impact from fuel contracts settling in future periods -21 21 -,221 -,103 251 373 Add (Deduct): Ineffectiveness from fuel hedges settling in future periods -11 33 42 11 5 -9 Add (Deduct): Other net impact of fuel contracts settling in the current or a prior period (excluding reclassifications) 171 35 -10 87 24 -,251 Add (Deduct): Income tax impact of fuel contracts -52 -31 73 2 -,104 -42 Add: Charge for asset impairment1,6 0 9 0 0 0 0 Add: Acquisition and integration costs2,6 4 85 112 54 79 24 Deduct: Litigation settlement6 -23 Add: Union contract bonuses6 0 0 0 0 6 210 Deduct: Special revenue adjustment3,6 0 0 0 0 0 -,108 Net income, non-GAAP 550 330 417 805 1,397 2,355 Year Ended 2010 2011 2012 2013 2014 2015 Operating revenues, as reported $12,104 $15,658 $17,088 $17,699 $18,605 $19,820 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating revenues, Non-GAAP $12,104 $15,658 $17,088 $17,699 $18,605 $19,648 1 Amounts shown net of profitsharing impact. 2 Amounts net of profitsharing impact on charges incurred through March 31, 2011. Pursuant to the terms of the Company’s ProfitSharing Plan, acquisition and integration costs were excluded from the calculation of profitsharing expense from April 1, 2011, through Dec. 31, 2013. These costs, totaling $385 million, are being amortized on a pro rata basis as a reduction of operating profits, as defined by the ProfitSharing Plan, from 2014 through 2018, in the calculation of profitsharing. In addition, acquisition and integration costs incurred during 2014 and future periods will reduce operating profits, as defined, in the calculation of profitsharing. 3 The Company recorded a special revenue adjustment during third quarter 2015 of $172M related to its amended co-branded credit card agreement with Chase Bank USA, N.A. 4 Net adjustment related to presumption that all aircraft in fleet are owned (i.e., the impact of eliminating aircraft rent expense and replacing with estimated depreciation expense for those same aircraft). 5 Average Invested Capital is an average of the five most recent quarter end balances of debt, net present value of aircraft leases, and equity adjusted for hedge accounting. 6 Amounts net of tax. (in millions) Year Ended 2010 2011 2012 2013 2014 2015 Operating income, as reported $988 $693 $623 $1,278 $2,225 $4,116 Add (Deduct): Net impact from fuel contracts 172 0 32 84 28 -,323 Add: Asset impairment1 0 14 0 0 0 0 Add: Acquisition and integration costs2 7 132 183 86 126 39 Add: Union contract bonuses 0 0 0 0 9 334 Deduct: Litigation settlement 0 0 0 0 0 -37 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating Income, non-GAAP $1,167 $839 $838 $1,448 $2,388 $3,957 Net adjustment for aircraft leases4 84 129 117 143 133 114 Adjustment for fuel hedge accounting -,134 -,107 -36 -60 -62 -,124 Adjusted Operating Income, non-GAAP 1,117 861 919 1,531 2,459 3,947 Average Invested capital5 10,431 12,439 12,580 11,664 11,470 11,037 Equity adjustment for hedge accounting 434 184 145 50 104 1,027 Adjusted average Invested capital 10,865 12,623 12,725 11,714 11,574 12,064 ROIC, pre-tax 0.10280717901518638 6.8% 7.2% 0.13069830971487109 0.21245895973734233 0.32717175066312998 Year Ended 2010 2011 2012 2013 2014 2015 Net income, as reported 459 178 421 754 1,136 2,181 Add (Deduct): Mark-to-market impact from fuel contracts settling in future periods -21 21 -,221 -,103 251 373 Add (Deduct): Ineffectiveness from fuel hedges settling in future periods -11 33 42 11 5 -9 Add (Deduct): Other net impact of fuel contracts settling in the current or a prior period (excluding reclassifications) 171 35 -10 87 24 -,251 Add (Deduct): Income tax impact of fuel contracts -52 -31 73 2 -,104 -42 Add: Charge for asset impairment1,6 0 9 0 0 0 0 Add: Acquisition and integration costs2,6 4 85 112 54 79 24 Deduct: Litigation settlement6 -23 Add: Union contract bonuses6 0 0 0 0 6 210 Deduct: Special revenue adjustment3,6 0 0 0 0 0 -,108 Net income, non-GAAP 550 330 417 805 1,397 2,355 Year Ended 2010 2011 2012 2013 2014 2015 Operating revenues, as reported $12,104 $15,658 $17,088 $17,699 $18,605 $19,820 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating revenues, Non-GAAP $12,104 $15,658 $17,088 $17,699 $18,605 $19,648 1 Amounts shown net of profitsharing impact. 2 Amounts net of profitsharing impact on charges incurred through March 31, 2011. Pursuant to the terms of the Company’s ProfitSharing Plan, acquisition and integration costs were excluded from the calculation of profitsharing expense from April 1, 2011, through Dec. 31, 2013. These costs, totaling $385 million, are being amortized on a pro rata basis as a reduction of operating profits, as defined by the ProfitSharing Plan, from 2014 through 2018, in the calculation of profitsharing. In addition, acquisition and integration costs incurred during 2014 and future periods will reduce operating profits, as defined, in the calculation of profitsharing. 3 The Company recorded a special revenue adjustment during third quarter 2015 of $172M related to its amended co-branded credit card agreement with Chase Bank USA, N.A. 4 Net adjustment related to presumption that all aircraft in fleet are owned (i.e., the impact of eliminating aircraft rent expense and replacing with estimated depreciation expense for those same aircraft). 5 Average Invested Capital is an average of the five most recent quarter end balances of debt, net present value of aircraft leases, and equity adjusted for hedge accounting. 6 Amounts net of tax. (in millions) Year Ended 2010 2011 2012 2013 2014 2015 Operating income, as reported $988 $693 $623 $1,278 $2,225 $4,116 Add (Deduct): Net impact from fuel contracts 172 0 32 84 28 -,323 Add: Asset impairment1 0 14 0 0 0 0 Add: Acquisition and integration costs2 7 132 183 86 126 39 Add: Union contract bonuses 0 0 0 0 9 334 Deduct: Litigation settlement 0 0 0 0 0 -37 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating Income, non-GAAP $1,167 $839 $838 $1,448 $2,388 $3,957 Net adjustment for aircraft leases4 84 129 117 143 133 114 Adjustment for fuel hedge accounting -,134 -,107 -36 -60 -62 -,124 Adjusted Operating Income, non-GAAP 1,117 861 919 1,531 2,459 3,947 Average Invested capital5 10,431 12,439 12,580 11,664 11,470 11,037 Equity adjustment for hedge accounting 434 184 145 50 104 1,027 Adjusted average Invested capital 10,865 12,623 12,725 11,714 11,574 12,064 ROIC, pre-tax 0.10280717901518638 6.8% 7.2% 0.13069830971487109 0.21245895973734233 0.32717175066312998 Year Ended 2010 2011 2012 2013 2014 2015 Net income, as reported 459 178 421 754 1,136 2,181 Add (Deduct): Mark-to-market impact from fuel contracts settling in future periods -21 21 -,221 -,103 251 373 Add (Deduct): Ineffectiveness from fuel hedges settling in future periods -11 33 42 11 5 -9 Add (Deduct): Other net impact of fuel contracts settling in the current or a prior period (excluding reclassifications) 171 35 -10 87 24 -,251 Add (Deduct): Income tax impact of fuel contracts -52 -31 73 2 -,104 -42 Add: Charge for asset impairment1,6 0 9 0 0 0 0 Add: Acquisition and integration costs2,6 4 85 112 54 79 24 Deduct: Litigation settlement6 -23 Add: Union contract bonuses6 0 0 0 0 6 210 Deduct: Special revenue adjustment3,6 0 0 0 0 0 -,108 Net income, non-GAAP 550 330 417 805 1,397 2,355 Year Ended 2010 2011 2012 2013 2014 2015 Operating revenues, as reported $12,104 $15,658 $17,088 $17,699 $18,605 $19,820 Deduct: Special revenue adjustment3 0 0 0 0 0 -,172 Operating revenues, Non-GAAP $12,104 $15,658 $17,088 $17,699 $18,605 $19,648 1 Amounts shown net of profitsharing impact. 2 Amounts net of profitsharing impact on charges incurred through March 31, 2011. Pursuant to the terms of the Company’s ProfitSharing Plan, acquisition and integration costs were excluded from the calculation of profitsharing expense from April 1, 2011, through Dec. 31, 2013. These costs, totaling $385 million, are being amortized on a pro rata basis as a reduction of operating profits, as defined by the ProfitSharing Plan, from 2014 through 2018, in the calculation of profitsharing. In addition, acquisition and integration costs incurred during 2014 and future periods will reduce operating profits, as defined, in the calculation of profitsharing. 3 The Company recorded a special revenue adjustment during third quarter 2015 of $172M related to its amended co-branded credit card agreement with Chase Bank USA, N.A. 4 Net adjustment related to presumption that all aircraft in fleet are owned (i.e., the impact of eliminating aircraft rent expense and replacing with estimated depreciation expense for those same aircraft). 5 Average Invested Capital is an average of the five most recent quarter end balances of debt, net present value of aircraft leases, and equity adjusted for hedge accounting. 6 Amounts net of tax.

Non-GAAP Reconciliation (in millions) Year Ended 2010 2011 2012 2013 2014 2015 Fuel and oil expense, unhedged $3,296 $5,580 $5,963 $5,645 $5,321 $3,362 Add (Deduct): Fuel hedge (gains) losses included in Fuel and oil expense 324 64 157 118 -28 254 Fuel and oil expense, as reported $3,620 $5,644 $6,120 $5,763 $5,293 $3,616 Add (Deduct): Net impact from fuel contracts -,172 0 -32 -84 -28 323 Fuel and oil expense, (economic) $3,448 $5,644 $6,088 $5,679 $5,265 $3,939 Total operating expenses, as reported $11,116 $14,965 $16,465 $16,421 $16,380 $15,704 Deduct: Net impact from fuel contracts -,172 0 -32 -84 -28 323 Deduct: Union contract bonuses 0 0 0 0 -9 -,334 Deduct: Acquisition and integration costs1 -7 -,132 -,183 -86 -,126 -39 Deduct: Asset impairment2 -14 Add: Litigation settlement 0 0 0 0 0 37 Total operating expenses, non-GAAP $10,937 $14,819 $16,250 $16,251 $16,217 $15,691 Deduct: Fuel and oil expense, non-GAAP (economic) -3,448 -5,644 -6,088 -5,679 -5,265 -3,939 Operating expenses, non-GAAP, excluding fuel and oil expense $7,489 $9,175 $10,162 $10,572 $10,952 $11,752 (in cents) Year Ended 2011 2012 2013 2014 2015 CASM, excluding special items, as reported 12.29 12.68 12.47 12.38 11.17 Add: CASM impact from fleet modernization 0 0.17999999999999972 0.70999999999999908 1.0399999999999991 1.2599999999999998 CASM, excluding special items and impact of fleet modernization 12.29 12.86 13.18 13.42 12.43 (in millions) Year Ended Three Months Ended March 31, 2011 2012 2013 2014 2015 2016 Net cash provided by operating activities 1,356 2,064 2,477 2,902 3,238 1,616 Capital expenditures -,968 -1,348 -1,433 -1,748 -2,041 -,438 Assets constructed for others 0 0 -14 -80 -,102 -11 Reimbursement for assets constructed for others 0 0 0 27 24 10 Free cash flow $388 $716 $1,030 $1,101 $1,119 $1,177 1 Amounts net of profitsharing impact on charges incurred through March 31, 2011. Pursuant to the terms of the Company’s ProfitSharing Plan, acquisition and integration costs were excluded from the calculation of profitsharing expense from April 1, 2011, through Dec. 31, 2013. These costs, totaling $385 million, are being amortized on a pro rata basis as a reduction of operating profits, as defined by the ProfitSharing Plan, from 2014 through 2018, in the calculation of profitsharing. In addition, acquisition and integration costs incurred during 2014 and future periods will reduce operating profits, as defined, in the calculation of profitsharing. 2Net of profitsharing impact.

Senior Vice President and Chief Information Officer Randy Sloan

One Res – Foundation for future growth Industry standard functionality + unique Southwest differentiation Current PSS (Custom) Future PSS (One Res) Fully integrated Point-to-point interfaces Configurable Expensive to modify Quick and seamless Slow to deliver new Expanded capabilities Limited capabilities

Southwest and Amadeus A strong partnership with demonstrated success Functional capability Technical strength Implementation success Market leadership Commercial terms Similar cultures Why Amadeus

Proven implementation approach R1 Sell Late 2016 R2 Operate 1H 2017 Key Characteristics R3 Enhanced capability 2H 2017 Continuous improvement Reduces technical complexity No massive data migration Leverages international launch Meters technical deployment Simplifies frontline execution Revenue Enhancements New Reservation System Schedule optimization Support International Growth Foundational Capabilities Operational Improvements

Senior Vice President Network and Revenue Andrew Watterson

New Reservation System – Enhancing Capabilities

The system will drive tangible near term benefits, as well as create the foundation for new products and services

R3
Beyond R3

- O&D Controls
- Improved fare flexibility
- *Ancillary controls*



Revenue Enhancements
Schedule optimization
Operational Improvements
New Reservation System
Support International Growth
Foundational Capabilities

- *Schedule variation*
- *Increased days of inventory*
- *Redeyes*
- *Improved connection times*

- *IROPS automation & optimization*
- *Mobile enhancements at airport*
- *Standby capability & policy improvements*

- *Interline & Codeshare*
- *Foreign Currency*
- *Foreign Point of Sale*
- *New Distribution Capabilities*

- Electronic Miscellaneous Documents (EMDs) for ancillary services

Net benefit
- R3 → ~$200M EBIT[1]
- *Beyond R3 → At least $500M EBIT run rate by 2020*

41

[1]EBIT is defined as earnings before interest and taxes.

Over the last 10 years, we built a national footprint and began an International network 2005

Over the last 10 years, we built a national footprint and began an International network Pre AirTran Acquisition

Over the last 10 years, we built a national footprint and began an International network Post AirTran Acquisition

Over the last 10 years, we built a national footprint and began an International network Today

Our point-to-point model means we carry far more nonstop domestic passengers, and with fewer daily flights Source: US DOT O&D Passenger Survey YE 4Q 2015 for domestic data Domestic nonstop Passengers (1000s) Daily Flights

Which leads to a longer list of large operations, rather than a concentrated set of mega hubs Cities where carriers have over 60 flights per day ATL AUS BNA BWI DAL DEN HOU LAS LAX MCI MCO MDW OAK PHX SAN SJC SMF SNA STL TPA BOS CLT DCA DFW JFK LAX LGA MIA ORD PHL PHX ATL BOS CVG DTW JFK LAX LGA MSP RDU SEA SLC DEN EWR IAD IAH LAX ORD SFO BOS FLL JFK MCO PDX SEA HNL DEN SFO Date: June 13, 2016

The result is a network that produces far more market leading positions Southwest is the Leader in 24 of the top 50 cities/metros in the United States Source: US DOT O&D Passenger Survey YE 4Q 2015 for domestic data and PaxIS YE Feb16 for int’l data, via Diio Note: BUR/LAX/LGB/ONT/SNA, BWI/DCA/IAD, DAL/DFW, EWR/JFK/LGA, FLL/MIA/PBI, HOU/IAH, MDW/ORD and OAK/SFO were combined and counted as a single metro

Market Leadership Example – Baltimore Southwest increased relevance in Baltimore through acquisition and organic growth 2006 19 carriers 2015 13 carriers Over the past decade, Southwest has added 28 destinations resulting in a total of 62 destinations (including four seasonal) Other Other Source: US DOT O&D Passenger Survey YE 4Q 2006 and YE 4Q 2015 for domestic data. YE 4Q 2015 AA and US were combined.YE 4Q 2006 US and HP were combined.

Market Leadership de-risks growth: Baltimore example A balanced portfolio of depth, “connecting dots”, and “new dots” over last two years Depth BNA 6-7x Nov 16 BOS 9-10x Sep 16 DAL 3-4x Aug 15 DEN 4-5x Apr 16 DTW 3-4x Nov 16 FLL 10-11x Nov 16 LAS 5-6x Apr 16 LAX 2-3x Apr 16 ORF 4-5x Apr 16 ROC 2-3x Aug 16 SEA Year-round Mar 15 Connecting Dots MSP 2x Apr 16 SJC 1x Nov 16 SJD1 Sat only Jun 15 SMF 1x Aug 16 New Dots LIR Sat only Nov 15 SJO 1x Mar 15 2015 and 2016 BWI schedule additions BWI Route Map Depth Connecting Dots New Dots 1Seasonal service.

Executive Vice President and Chief Operating Officer Mike Van de Ven

Southwest is the largest domestic operator in the US In 1Q 2016, Southwest operated more total domestic flights than any other carrier, and nearly 40% more flights than its nearest competitor Note: Domestic flight count is visually depicted by size of circle for each Carrier/Station within map. WN 313.4 AA 226.1 DL 215.7 OO 145.3 EV 126.4 UA 122.9 B6 68.6 AS 42.4 NK 32.6 F9 20.8 HA 18.5 VX 16.0 1Q Domestic Flight Count (000)

Complexity: then, and now As Southwest continues to expand, the operation has become more complex and has adjusted to overcome these challenges More seats per plane with higher loads / more checked bags Longer operating days during peak periods International growth (11 markets and 40+ daily operations) Higher congestion airports create frequent delays and ATC challenges (SFO, EWR, LGA, BOS) Expanding point to point network and increasing Customer itineraries makes recovery more challenging Drivers of complexity

Growth and complexity Network complexity has increased over the last several years along with growth, creating the largest point-to-point carrier Average daily flights & total destinations 1Q 2013-2016 Aircraft utilization 1Q 2013-2016 System load factor & revenue enplanements 1Q 2013-2016 Enplaned 26.2M 27.8M 31.6M 33.9M Aircraft fleet type composition1 Total fleet: 2013-2016 (1Q each year) -800s -700s Classic (-300/-500) 1WN only

Operate reliable schedules Southwest has invested in the Operation, and performance improved in first quarter 2016 versus previous years System ontime performance 1Q 2013-2016 Net promoter score 1Q 2013-2016 Mishandled baggage rate 1Q 2013-2016 Early morning originator performance 1Q 2013-2016

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Key Areas of Focus: Improving recoverability with new passenger reaccommodation capabilities The Baker Enhancing turn communication New maintenance system enabling better inventory management & planning Enhanced staff management at Airport Transition to paperless Advancing capabilities for our employees through: Self-service scheduling for Airport Employees & Maintenance Mobility Crew Scheduling Improving Productivity Empowered, Engaged & Informed Employees Enhancing Reliability Focus Delivering Excellent Customer Service Fleet Modernization 737-8 & 737-7 (MAX) Aircraft Classic retirement Heart Interior Flight schedule simulation Improved gate management tools Cargo Management Aircraft health management system Performance weight & balance

Planned improvements

Fleet modernization through retirement of the Classic fleet will aid the Operation as less efficient Classic aircraft are removed from the system

System ontime performance
1Q 2016 by fleet type



90%
85%
80%
75%
70%
65%
60%
81.3%
86.2%
89.0%
84.1%
Classics
-700s
-800s
System

Percent of available time in use
1Q 2016 by fleet type



120%
100%
80%
60%
40%
20%
0%
81.5%
90.6%
99.0%
Classics
-700s
-800s

Block hit rate
1Q 2016 by fleet type



85%
80%
75%
70%
65%
60%
72.9%
81.5%
82.2%
80.1%
Classics
-700s
-800s
System

Aircraft fleet type composition[1]
Total fleet: 2013-2016 (1Q each year)



800
700
600
500
400
300
200
100
0
568
590
679
714
40
54
92
111
384
399
455
484
144
137
132
119
2013
2014
2015
2016
-800s
-700s
Classic (-300/-500)

Classic Retirement

- **Retirement of the Classic fleet** will aid in overall Operational Performance. Classic AC are inefficient in several ways:
    - No RNP
    - No WiFi
    - Smaller bins
    - Performance
    - EFIS cockpit
    - No auto-throttle

57

[1]WN only

Heart Interior Our new Heart interiors will come standard on all new -800s. The seating capacity remains at 175, and seat location is virtually the same as current 737-800 aircraft. 1WN only Recessed windows give the look and feel of more interior space, new carpet gives a clean feel, and a new silver bulkhead proudly displays our Heart  The new seat is the widest economy seat in the 737 market and features: an adjustable headrest  a lower profile armrest advanced lumbar support Classic Retirement

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Key Areas of Focus: Improving recoverability with new passenger reaccommodation capabilities The Baker Enhancing turn communication New maintenance system enabling better inventory management & planning Enhanced staff management at Airport Transition to paperless Advancing capabilities for our employees through: Self-service scheduling for Airport Employees & Maintenance Mobility Crew Scheduling Improving Productivity Empowered, Engaged & Informed Employees Enhancing Reliability Focus Delivering Excellent Customer Service Fleet Modernization 737-8 & 737-7 (MAX) Aircraft Classic retirement Heart Interior Flight schedule simulation Improved gate management tools Cargo Management Aircraft health management system Performance weight & balance

Impact of "The Baker"

Since its implementation in 2016, improved automation tools in the Network Operations Center have resulted in better IROPS recovery than industry

DOT on-time performance (A14)
Weather event OTP performance against Industry


Southwest
Delta
American
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%

	Hercules	Thor	Jonas	Olympia	Petros
	Dec 30 - Jan 5 2014	**Feb 27- Mar 5 2015**	**Jan 22-24 2016**	**Feb 14-16 2016**	**Feb 22-26 2016**
	Heavy snowstorm impacting Midwest and Northeast	Snow, sleet, ice impacting South, Midwest, and East	Snow storm impacting Northeast , BWI and DCA	Heavy snowstorm impacting Midwest and Northeast	Snowstorm impacting the Midwest
OTP	29.4%	60.8%	72.7%	74.2%	73.2%

- Awarded the prestigious Airline Group of the International Federation of Operational Research Societies (AGIFORS)"**Best Innovation**" in operational recovery!

60

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Key Areas of Focus: Improving recoverability with new passenger reaccommodation capabilities The Baker Enhancing turn communication New maintenance system enabling better inventory management & planning Enhanced staff management at Airport Transition to paperless Advancing capabilities for our employees through: Self-service scheduling for Airport Employees & Maintenance Mobility Crew Scheduling Improving Productivity Empowered, Engaged & Informed Employees Enhancing Reliability Focus Delivering Excellent Customer Service Fleet Modernization 737-8 & 737-7 (MAX) Aircraft Classic retirement Heart Interior Flight schedule simulation Improved gate management tools Cargo Management Aircraft health management system Performance weight & balance

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Key Areas of Focus: Improving recoverability with new passenger reaccommodation capabilities The Baker Enhancing turn communication New maintenance system enabling better inventory management & planning Enhanced staff management at Airport Transition to paperless Advancing capabilities for our employees through: Self-service scheduling for Airport Employees & Maintenance Mobility Crew Scheduling Improving Productivity Empowered, Engaged & Informed Employees Enhancing Reliability Focus Delivering Excellent Customer Service Fleet Modernization 737-8 & 737-7 (MAX) Aircraft Classic retirement Heart Interior Flight schedule simulation Improved gate management tools Cargo Management Aircraft health management system Performance weight & balance

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Key Areas of Focus: Improving recoverability with new passenger reaccommodation capabilities The Baker Enhancing turn communication New maintenance system enabling better inventory management & planning Enhanced staff management at Airport Transition to paperless Advancing capabilities for our employees through: Self-service scheduling for Airport Employees & Maintenance Mobility Crew Scheduling Improving Productivity Empowered, Engaged & Informed Employees Enhancing Reliability Focus Delivering Excellent Customer Service Fleet Modernization 737-8 & 737-7 (MAX) Aircraft Classic retirement Heart Interior Flight schedule simulation Improved gate management tools Cargo Management Aircraft health management system Performance weight & balance

Strengthening our foundation Southwest continues to focus on successfully implementing operational capabilities to unlock significant long-term business value Strong operational platforms Industry leading fleet efficiency Network based staffing Improved Cargo revenue Real-time information for Employees Better Customer Experience at a lower cost Outcome Results Enhancing Reliability Empowered, Engaged & Informed Employees Improving Productivity Delivering Excellent Customer Service Fleet Modernization Focus Net benefit over $100M EBIT1 run rate by 2020 1EBIT is defined as earnings before interest and taxes.

Executive Vice President Corporate Services Jeff Lamb

Moved Managers into workstations Culture Centers replaced individual department break rooms Reduced square footage per Employee by 30% Recently Completed HDQ Densification & Training and Operations Support (TOPS)

Design & build a new 370,000 SF, 18 bay, hardened Flight Training Center and a 414,000 SF six story office building. The project will also include a parking garage adjacent to the Wings facility and a Pedestrian Safety Bridge tying Wings, TOPS and HDQ. Project Budget ≈ $250M Project Milestones Completion Ground Breaking May 2016 Simulator Installs Q2 2017 Project Completion and Move-In Q1 2018 BUDGET SCHEDULE Headquarters Wings Wings HDQ TOPS

FLL Terminal 1 Modernization Program includes a 5 Gate expansion at Concourse A, FIS (Federal Inspection Services) Facility, and enabling projects which include improvements to Terminal 1. Project Budget ≈ $333M Net cash outlay for SWA $0 BUDGET SCHEDULE Project Milestones Substantial Completion Concourse A Completion Q2 2017 Terminal 1 Modernization Q4 2017 FLL Modernization Fort Lauderdale, Florida Additional existing Terminal 1 scope includes: Baggage System Cross Over Wayfinding Signage Renovation of five existing restrooms Improved hold room seating Upgrades to the Notifier Fire Alarm system Replace three existing chillers

Modernize and improve customer experience, solve building circulation problem, new security checkpoint, new modern baggage systems, new concessions program. Ability to operate all 737-800 fleet on all 13 gates. Project Budget ≈ $515M Net cash outlay for SWA $0 Project Milestones Completion West Ticketing Operational 01/15/16 Security Checkpoint Completion Q1 2017 Baggage System (BHS) Completion Q2 2017 Substantial Completion Q2 2018 ON BUDGET ON SCHEDULE LAX Modernization Los Angeles, California

HOU PHX On the Horizon 2 Bay, 6 Aircraft facility, near 200,000 total square feet Utilities to support 4 Aircraft Wash bays 60,000 square feet of shops including Composite & Sheet metal Will be relocating a weather station and a radar New 2 Bay Hangar New GSE & Provo facility PHX Roadway modification Interior upgrades to existing Hangar HOU Hangar Facility PHX Hangar, Provo & GSE We are investing in upgrades to existing hangars over the next several years

Break